UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event
reported): June 19, 2008

Primal Solutions, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	333-46494	36-4170318
(State or Other	(Commission	(I.R.S. Employer
Jurisdiction of	File Number)	Identification No.)
Incorporation)

19732 MacArthur Boulevard
Suite 100
Irvine, California		92612
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:  (949) 260-1500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers

(e)
On June 19, 2008, our Board of Directors approved the amendment of certain outstanding options that we had previously granted to certain of our named executive officers.  The options, all of which had been previously granted in August 2006 pursuant to our 2006 Stock Option Plan, were amended to change the vesting schedule and extend the term to 10 years from the original grant date.  The other terms of the options remained unchanged as a result of the amendments. Originally, the amended options had five-year terms and were to vest only upon a change of control, as defined in the option grants.  The amendments impacted the following officers:

·	Joseph Simrell, Chairman of the Board of Directors, Chief Executive Officer, President, Chief Financial Officer and Secretary, holds options to purchase 5,908,379 shares of our common stock. Of those options, 3,973,916 were amended, with 2,428,460 vesting immediately upon the amendment and the remaining options vesting over the subsequent six quarters. The stock options that were amended for Mr. Simrell were options previously granted to him as an employee of the Company; Mr. Simrell has not been granted stock options in his role as Chairman of the Board of Directors.

·	Robert Richardson, Chief Operating Officer, holds options to purchase 2,550,947 shares of our common stock. Of those options, 1,743,809 were amended, with 1,065,642 vesting immediately upon the amendment and the remaining options vesting over the subsequent six quarters.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

(a)
We filed a Certificate of Amendment to our Certificate of Incorporation with the Secretary of State of the State of Delaware to effectuate a 1-for-35 reverse stock split of our common stock, effective as of June 19, 2008.  The number of authorized shares of common stock and their par value, and the other terms of our common stock, were not affected by the reverse split; however, the number of shares of common stock underlying all of our outstanding warrants, options, and convertible notes, as well as the maximum number of options authorized under our stock option plans and the number of shares of common stock that are reserved pursuant to such plans, were proportionately adjusted to reflect the reverse stock split.  The new CUSIP number for our post-reverse split shares of common stock is 74154A 205 and our trading symbol was changed to "PMSO", effective June 20, 2008.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits
Exhibit No.	Description of Exhibit
3.1	Certificate of Amendment to the Company's Certification of Incorporation, as filed with the Secretary of State of the State of Delaware, effective June 19, 2008
10.1	Form of First Amendment to Non-Statutory Stock Option Agreement under Primal Solutions, Inc. 2006 Stock Option Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Primal Solutions, Inc.
(Registrant)

Date: June 19, 2008	By:	/s/ Joseph R. Simrell
		Name:	Joseph R. Simrell
		Title:	Chief Executive Officer, Chief
Financial Officer and President

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
3.1	Certificate of Amendment to the Company's Certification of Incorporation, as filed with the Secretary of State of the State of Delaware, effective June 19, 2008
10.1	Form of First Amendment to Non-Statutory Stock Option Agreement under Primal Solutions, Inc. 2006 Stock Option Plan